EXHIBIT 10.1
FIRST AMENDMENT TO COOPERATION AGREEMENT
This First Amendment to the Cooperation Agreement (this “Amendment”), is made as of April 2, 2024, by and among Anywhere Real Estate Inc., a Delaware corporation (the “Company”) and the Persons identified as “Investor Parties” on the signature pages hereto (each, an “Investor Party,” and, collectively, the “Investor Parties”). All capitalized terms not defined herein shall have the same meaning ascribed to them in the Cooperation Agreement.
WHEREAS, the Company and the Investor Parties desire to enter into an amendment to the Cooperation Agreement, as set forth below.
NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investor Parties agree as follows:
1.Section 1(a). Section 1(a) of the Cooperation Agreement shall be hereby amended and restated in its entirety to read as follows:
“(a) New Director. Three (3) Business Days following the execution of this Agreement (or such earlier date agreed to by the parties), Joseph Lenz (the “New Director”) will be appointed as a member of the Board with an initial term expiring at the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). In accordance with the Board’s customary governance processes, the Board will give the New Director the same due consideration for Board committee membership as any other non-management director with similar expertise and qualifications following the conclusion of the Company’s third quarter of 2024. The Company agrees that, for so long as the Investor Parties and their Affiliates Beneficially Own at least the Minimum Ownership Threshold, and subject in each case to the good faith exercise of the Board’s fiduciary duties, it shall (1) nominate the New Director for election at the 2024 Annual Meeting and the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), (2) recommend that stockholders of the Company vote to elect the New Director at the 2024 Annual Meeting and the 2025 Annual Meeting and (3) use its reasonable best efforts (which will include the solicitation of proxies) to obtain the election of the New Director at the 2024 Annual Meeting and the 2025 Annual Meeting in a manner consistent with its recommendation and support for the other nominees of the Company.”
2.Miscellaneous.
(a)Effect of Amendment. Except as set forth in this Amendment, the provisions of the Cooperation Agreement shall remain unchanged and shall continue in full force and effect.
(b)Entire Understanding; Amendment. This Amendment and the Cooperation Agreement together constitute the entire understanding of the parties with respect to the subject matter hereof and supersede any and all prior and contemporaneous agreements, memoranda, arrangements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter of this Amendment and the Cooperation Agreement.

This Amendment and the Cooperation Agreement may be amended only by an agreement in writing executed by the Company and the Investor Parties.
(c)Counterparts. This Amendment may be executed in one or more counterparts, including via electronic signature (which shall, for the avoidance of doubt, include via DocuSign or similar platform), each of which will be deemed to be an original copy of this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized signatories of the parties as of the date hereof.
INVESTOR PARTIES:
ANGELO, GORDON & CO., L.P.
By:    /s/ Christopher Moore
Name:    Christopher Moore
Title:    Authorized Signatory

AG MM, L.P.
AG CAPITAL SOLUTIONS SMA ONE, L.P.
AG CREDIT SOLUTIONS NON-ECI MASTER FUND, L.P.
AG CREDIT SOLUTIONS MASTER FUND II A, L.P.
AG CORPORATE CREDIT OPPORTUNITIES FUND, L.P.
AG CATALOOCHEE, L.P.
AG SUPER FUND MASTER, L.P.
AG POTOMAC FUND, L.P.
AG ARTS CREDIT FUND, L.P.

By: Angelo, Gordon & Co., L.P., as manager or advisor

By:    /s/ Christopher Moore
Name:    Christopher Moore
Title:    Authorized Signatory

[Signature Page to First Amendment to the Cooperation Agreement]

COMPANY:

ANYWHERE REAL ESTATE INC.
By:    /s/ Charlotte C. Simonelli
Name:    Charlotte C. Simonelli
Title:    Executive Vice President, Chief Financial Officer and Treasurer
[Signature Page to First Amendment to the Cooperation Agreement]